NITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North Suite 300 Houston, Texas	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 7.01	Regulation FD Disclosure

On May 16, 2022, Battalion Oil Corporation (the “Company”) issued a press release announcing entry into the GTA (as defined below in Item 8.01) by certain of its wholly-owned subsidiaries. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events

Certain wholly-owned subsidiaries of the Company have entered into a Gas Treating Agreement (“GTA”) dated effective as of March 1, 2022, which was finalized upon the satisfaction of all conditions precedent on May 11, 2022, with Brazos Amine Treater, LLC (“BAT”) for the removal of hydrogen sulfide (H2S) and carbon dioxide (CO2) from gas produced from the Company’s Monument Draw area. BAT is a joint venture with Caracara Services, LLC (“Caracara”) that will develop an acid gas treatment facility in Winkler County, Texas (the “Facility”). Caracara will provide all necessary capital for the construction of the Facility. The Company’s affiliates contributed a wellbore with an approved permit for the injection of acid gas and surface land for the Facility. The Company retains a 5% equity interest in BAT in exchange for its contribution. The Facility is required to come online on or before twelve months from the effective date of the GTA, is expected to have an initial capacity of approximately 30 MMcf per day, and will be designed to treat up to 10% combined concentrations for H2S and CO2. Additionally, the Company will workover the acid gas injection well prior to Facility in-service. Under the GTA, the Company will pay a treating rate that varies based on volumes delivered to the Facility for a term that will last 20 years from the in-service date of the Facility. Also under the GTA, the Company has a minimum volume commitment of 20 MMcf per day, with certain rollover rights and start-up flexibility, for an initial term of five years from the in service date of the Facility, which can be extended up to seven years under certain conditions.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release issued by Battalion Oil Corporation dated May 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release issued by Battalion Oil Corporation dated May 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

May 16, 2022	By:	/s/ Richard H. Little
	Name:	Richard H. Little
	Title:	Chief Executive Officer

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